TAX-FREE TRUST OF OREGON
Supplement to the Prospectus
Dated February 1, 2010
as Previously Supplemented March 11, 2010,
August 6, 2010 and November 8, 2010

On July 28, 2010, U.S. Bancorp, the ultimate parent company of FAF Advisors, Inc., the Trust’s Sub-Adviser  (the “Sub-Adviser”), agreed to sell a portion of the Sub-Adviser’s asset management business, including that part of its asset management business that sub-advised the  Trust, to Nuveen Investments, Inc.  It is expected that  the closing of this transaction will occur after the close of business on December 31, 2010.

In anticipation of this transaction and after consideration of various alternatives, it has been determined that it would be in the best interests of the Trust and its shareholders that the existing sub-advisory agreement between Aquila Investment Management LLC (“the Manager”) and the Sub-Adviser be terminated and that the Manager enter into a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with Davidson Fixed Income Management, Inc., an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management (the “New Sub-Adviser”), to take effect after the close of business on December 31, 2010. The New Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The New Sub-Adviser and its predecessor companies have served as investment sub-adviser to Aquila Tax-Free Fund of Colorado since 1992. The New Sub-Adviser has approximately $5.0 billion in assets under management.

Mr. Christopher Johns will be the Trust’s portfolio manager. Mr. Johns has been the portfolio manager of Aquila Tax-Free Fund of Colorado (“TFFC”), which has investment objectives similar to those of the Trust, since that fund’s inception in 1987. Mr. Johns is a Senior Vice President of the New Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Wells Fargo, Denver), which acted as investment adviser to TFFC from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

It is expected that the New Sub-Advisory Agreement will be submitted to the shareholders of the Trust for their consideration at a meeting expected to be held in mid-April 2011.

The date of this supplement is December 30, 2010